                                   EXHIBIT 21

                 TENNECO INC. AND SUBSIDIARIES AND AFFILIATES
                            As of December 31, 1993

TENNECO INC. (Delaware)
  Autopartes Walker, S.A. DE C.V. (Mexico).........................    0.02%
   (Tennessee Gas Pipeline Company owns 99.92%; Tenneco Inc.
   owns 0.02%; Tenneco Corporation owns 0.02%; Tenneco
   International Inc. owns 0.02%; and Monroe Auto
   Equipment Company owns 0.02%)
  Case Poclain S.A. (France).......................................    78.4
   (Tenneco Inc. owns 83.26%; Tenneco International Inc.
   owns 15.51%; and 1.23% is publicly owned.)
     J.I. Case SpA (Italy).........................................   99.99
      (Case Poclain S.A. owns 99.99%; and Tenneco Inc. owns 0.01%.)
     Poclain Far East, Ltd. (Hong Kong)............................     100
     Poclain Services North America Inc. (Delaware)................     100
  J.I. Case SpA (Italy)............................................    0.01
     (Case Poclain S.A. owns 99.99%; and Tenneco Inc. owns 0.01%.)
  Kern County Land Company (Delaware)..............................     100
     Case Corporation (Delaware)...................................     100
       Case Canada Receivables, Inc. (Ontario).....................     100
       Case Credit Corporation (Delaware)..........................     100
       Case Engine Holding Company, Inc. (Delaware)................     100
         Consolidated Diesel Company (North Carolina Partnership)..      50
          (Case Engine Holding Company, Inc. owns 50%, as
          General Partner; and Cummins Engine Holding
          Company, Inc., an unaffiliated company, owns 50%,
          as General Partner.)
            Consolidated Diesel, Inc. (Delaware)...................     100
              Consolidated Diesel of North Carolina, Inc.
              (North Carolina).....................................     100
       Case Europe S.A.R.L. (France)...............................     100
       Case Finance Company (Wisconsin)............................     100
       Case Irrigation Company (Delaware)..........................     100
       Case Receivables, Inc. (Delaware)...........................     100
       Case Ventures Corporation (Delaware)........................     100
         Hay & Forage Industries (Kansas General Partnership)......      50
          (Case Ventures Corporation owns 50%, as General
          Partner; and Hesston Ventures Corporation, an
          unaffiliated company, owns 50%, as General Partner)
       Grand Detour Plow Company (Wisconsin).......................     100
         Kase, S.A. De C.V. (Mexico)...............................     100
       International Harvester Company (Delaware)..................     100
       J. I. Case Argentina, S.A. (Argentina)......................     100
       J. I. Case do Brasil & Cia (Brazilian General Partnership)..    7.98
        (Case Corporation owns 7.98%, as General Partner;
        Tenneco Canada Inc. owns 87.86%, as General Partner; and
        Tenneco International Inc. owns 4.16%, as General Partner)
         Case Assets Management Ltda. (Brazil).....................     100
           Brascor Corretora de Seguros, Participacoes e
           Servicos S.A. (Brazil)..................................      90
            (Case Assets Management Ltda. owns 90%; and PPM
            do Brasil Ltda. owns 10%.)
           Monroe do Brasil Industria e Comercio Ltda. (Brazil)....     100
             Monroe Auto Pecas S.A. (Brazil).......................   82.71
              (Monroe do Brasil Industria e Comercio Ltda.
              owns 82.71%; Monroe Auto Equipment Company
              owns 2.82%; and Monteiro Aranha S/A, an
              unaffiliated company, owns 14.47%.)
         Poclain do Brasil S.A. (Brazil)...........................    0.29
           (J. I. Case do Brasil & Cia owns 0.29% of Common
           Stock and 100% of the Preferred Stock; and
           Tenneco International Inc. owns 99.71% of Common Stock)
             PPM do Brasil Ltda. (Brazil)..........................     1.4
              (Poclain do Brasil S.A. owns 1.4%; and J. I. Case
              do Brasil & Cia owns 98.6%.)
                Brascor Corretora de Seguros, Participacoes e
                Servicos S.A. (Brazil).............................      10
                 (PPM do Brasil Ltda. owns 10%; and Case
                 Assets Management Ltda. owns 90%.)

                 TENNECO INC. AND SUBSIDIARIES AND AFFILIATES
                            As of December 31, 1993

Subsidiaries of Tenneco Inc. (continued)
    Subsidiaries of Kern County Land Company (continued)
      Subsidiaries of Case Corporation (continued)
        Subsidiaries of J. I. Case do Brasil & Cia (continued)

          PPM do Brasil Ltda. (Brazil).................................    98.6%
           (J. I. Case do Brasil & Cia owns 98.6%; and Poclain do
           Brasil S.A. owns 1.4%.)
            Brascor Corretora de Seguros, Participacoes e
            Servicos S.A. (Brazil).....................................      10
             (PPM do Brasil Ltda. owns 10%; and Case Assets
             Management Ltda. owns 90%.)
        J. I. Case International, S.A. (Venezuela).....................     100
        J. I. Case Leasing Corporation (Wisconsin).....................     100
        J. I. Case Threshing Machine Company of Wisconsin (Wisconsin)..     100
        Marlin Drilling Co., Inc. (Delaware)...........................     100
          Bluefin Supply Company (Delaware)............................     100
            Marlin do Brasil Perfuracoes Maritimas Ltda.
            (Brazil) (in dissolution)..................................    0.16
             (Bluefin Supply Company owns 0.16%; and Marlin
             Drilling Co., Inc. owns 99.84%.)
          Marlin do Brasil Perfuracoes Maritimas Ltda.
          (Brazil) (in dissolution)....................................   99.84
           (Marlin Drilling Co., Inc. owns 99.84%; and Bluefin
           Supply Company owns 0.16%.)
        Pryor Foundry, Inc. (Oklahoma).................................     100
        Steiger Tractor, Inc. (Delaware)...............................     100
          Integrated Technical Systems, Inc. (North Dakota)............     100
          Steiger Credit Company (North Dakota)........................     100
            Steiger Credit Canada Ltd. (Canada)........................     100
          Steiger International, Ltd. (Guam)...........................     100
        Tenneco Canada Inc. (Ontario)..................................   51.28
         (Case Corporation owns 100% of the issued and
         outstanding Common Stock, 51.28% of total equity;
         and Albright & Wilson Limited owns 100% of the
         Class A Stock, 48.72% of total equity.)
          982174 Ontario Limited (Ontario).............................     100
          Albright & Wilson Americas Inc. (Canada).....................     100
          Case Canada Wholesale Finance Corporation (Alberta)..........     100
          Dunville Mining Company Limited (Newfoundland)...............     100
          Electric Reduction Sales Co., Limited (Canada)...............     100
          ERCO Industries of Canada Limited (Canada)...................     100
          J. I. Case do Brasil & Cia. (Brazilian General
          Partnership).................................................   87.86
           (Case Corporation owns 7.98%, as General Partner;
           Tenneco Canada Inc. owns 87.86%, as General Partner;
           and Tenneco International Inc. owns 4.16%, as
           General Partner. The subsidiaries of J. I. Case do
           Brasil & Cia are listed on page 1 hereof.)

                 TENNECO INC. AND SUBSIDIARIES AND AFFILIATES
                            As of December 31, 1993

Subsidiaries of Tenneco Inc. (continued)
    Subsidiaries of Kern County Land Company (continued)
        Subsidiaries of Case Corporation (continued)
            Subsidiaries of  Tenneco Canada Inc. (continued)

                Tenneco Credit Canada Corp. (Alberta)........................   100%
            Viscosity Oil Company (Illinois).................................   100
                J.I. Case Property Company (Delaware)........................   100
            Viscosity Oil of Canada Ltd. (Alberta)...........................   100
        Tenneco West, Inc. (Delaware)........................................   100
            Kern County Land Company, Inc. (California)......................   100
            Tenneco Arizona Property Corporation (Arizona)...................   100
    Tenneco Credit Corporation (Delaware)....................................   100
        Counce Limited Partnership (Texas Limited Partnership)...............    95
          (Tenneco Credit Corporation owns 95%, as Limited Partner;
          and Tenneco InterAmerica Inc. owns 5%, as General Partner.)
            Counce Finance Corporation (Delaware)............................   100
        TenFac Corporation (Delaware)........................................   100
    Tenneco France Finance S.A. (France).....................................  99.8
      (Tenneco Inc. owns 99.80%; Tenneco International Inc. owns .04%;
      Tenneco International Holdings Limited owns .04%; Tenneco
      International Finance Limited owns .04%; Tenneco Corporation owns .04% and Tenneco United Kingdom Holdings Limited owns .04%.)
    Tenneco Management Company (Delaware)....................................   100
    Tennessee Gas Pipeline Company (Delaware)................................   100
        Albright & Wilson Americas Inc. (Delaware)...........................   100
            Albright & Wilson Company (Virginia General Partnership).........    50
              (Albright & Wilson Americas Inc. owns 50%, as General
              Partner; and Texasgulf Inc., an unaffiliated company,
              owns 50%, as General Partner)
                Purified Acid Partners (Virginia General Partnership)........ 58.33
                  (Albright & Wilson Company, owns 58.33%, as General
                  Partner; and Olin Corporation, an unaffiliated
                  company, owns 41.67%, as General Partner.)
            Chemrich, Inc. (Louisiana).......................................   100
            Rio Linda Chemical Co., Inc. (Delaware)..........................   100
            RLCC Technologies, Inc. (Delaware)...............................   100
        Altamont Service Corporation (Delaware)..............................   100
            Altamont Gas Transmission Canada Limited (Canada)................   100
              (Altamont Service Corporation is the registered holder
              of all of the issued and outstanding shares of Altamont
              Gas Transmission Canada Limited, as Trustee for Altamont
              Gas Transmission Company, a Joint Venture.)

                 TENNECO INC. AND SUBSIDIARIES AND AFFILIATES
                            As of December 31, 1993

Subsidiaries of Tenneco Inc. (continued)
    Subsidiaries of Tennessee Gas Pipeline Company (continued)

        Autopartes Walker, S.A. DE C.V. (Mexico).............................   99.92%
          (Tennessee Gas Pipeline Company owns 99.92%; Tenneco
          Inc. owns 0.02%; Tenneco Corporation owns 0.02%; Tenneco
          International Inc. owns 0.02%; and Monroe Auto Equipment
          Company owns 0.02%)
        Border Gas, Inc. (Delaware) (a close corp.)..........................    37.5
          (Tennessee Gas Pipeline Company owns 100% of the Class A
          Common Stock, 37 1/2% of the total equity, and 37 1/2% total voting stock; Texas Eastern Transmission Corporation, an
          unaffiliated company, owns 100% of the Class B Common
          Stock, 27 1/2% of the total equity, and 27 1/2% total voting stock; El Paso Natural Gas Company, an unaffiliated company, owns 100% of the Class C Common Stock, 15% of the total equity, and 15% total voting stock; Transcontinental Gas Pipe
          Line Corporation, an unaffiliated company, owns 100% of the Class
          D Common Stock, 10% of the total equity, and 10%
          total voting stock; Southern Natural Gas Company, an
          unaffiliated company, owns 100% of the Class E Common Stock,
          6 2/3% of the total equity, and 6 2/3% total voting stock; and
          Florida Gas Transmission Company, an unaffiliated company, owns 100% of the Class F Common Stock, 3 1/3% of the total equity, and 3 1/3% total voting stock.)
        Brake-Pro Systems Inc. (Delaware)....................................     100
        East Tennessee Natural Gas Company (Tennessee).......................     100
        Eastern Insurance Company Limited (Bermuda)..........................     100
        Energy TRACS, Inc. (Delaware)........................................     100
        Kern River Corporation (Delaware)....................................     100
            Kern River Gas Transmission Company (Texas General
            Partnership).....................................................      50
              (Kern River Corporation owns 50%, as General Partner;
              and Williams Western Pipeline Company, an unaffiliated
              company, owns 50%, as General Partner)
        Kern River Gas Supply Corporation (Delaware).........................      50
          (Tennessee Gas Pipeline Company owns 50%; and The
          Williams Companies, an unaffiliated company, owns 50%.)
        Kern River Service Corporation (Delaware)............................      50
          (Tennessee Gas Pipeline Company owns 50%; and The
          Williams Companies, an unaffiliated company, owns 50%.)
        Land Ventures, Inc. (Delaware).......................................     100
        Midwestern Gas Marketing Company (Delaware)..........................     100
        Midwestern Gas Transmission Company (Delaware).......................     100
        Monroe Auto Equipment Company (Delaware).............................     100
            Autopartes Walker, S.A. DE C.V. (Mexico).........................    0.02
              (Tennessee Gas Pipeline Company owns 99.92%; Tenneco Inc.
              owns 0.02%; Tenneco Corporation owns 0.02%; Tenneco
              International Inc. owns 0.02%; Tenneco International Inc.
              owns 0.02%; and Monroe Auto Equipment Company owns 0.02%)
            Consorcio Terranova S.A. de C.V. (Mexico)........................      99
              (Monroe Auto Equipment Company owns 99%; and an
              unaffiliated company owns 1%)
            McPherson Strut Company Inc. (Delaware)..........................     100
            Monroe Auto Equipement France, S.A. (France).....................     100
                Monroe Europe Coordination Center N.V. (Belgium).............     0.1
                  (S A Tenneco Belgium (J I Case-Monroe-Petro-Tex) N.V.
                  owns 99.9%; and Monroe Auto Equipement France, S.A.
                  owns 0.1%)
                Monroe Italia S.r.l. (Italy).................................      15
                  (Monroe Auto Equipment Company owns 85%: and Monroe
                  Auto Equipement France, S.A. owns 15%.)
                Monroe Packaging N.V. (Belgium)..............................     0.1
                  (S A Tenneco Belgium (J I Case-Monroe-Petro-Tex)
                  N.V. owns 99.9%; and Monroe Auto Equipement France,
                  S.A. owns 0.1%)

                 TENNECO INC. AND SUBSIDIARIES AND AFFILIATES
                            As of December 31, 1993

Subsidiaries of Tenneco Inc. (continued)
    Subsidiaries of Tennessee Gas Pipeline Company (continued)
        Subsidiaries of Monroe Auto Equipment Company (continued)

            Monroe Auto Pecas S.A. (Brazil).......................................   2.82%
              (Monroe Auto Equipment Company owns 2.82%; Monroe do
              Brasil Industria e Comercio Ltda. owns 82.71%; and Monteiro
              Aranha S/A, an unaffiliated company, owns 14.47%.)
            Monroe Europe (UK) Limited (United Kingdom)...........................     82
              (Monroe Auto Equipment Company owns 82%; and S A Tenneco Belgium
              (J I Case-Monroe-Petro-Tex) N.V. owns 18%)
            Monroe Italia S.r.l. (Italy)..........................................     85
              (Monroe Auto Equipment Company owns 85%; and Monroe Auto
              Equipement France, S.A. owns 15%.)
            Monroe-Mexico S.A. de C.V. (Mexico)...................................  99.99
              (Monroe Auto Equipment Company owns 99.99% and Tennessee
              Gas Pipeline Company owns 0.01%)
            Rancho Industries Europe B.V. (Netherlands)...........................    100
            Tenneco Automotive Foreign Sales Corporation Limited (Jamaica)........     99
              (Monroe Auto Equipment Company owns 99%; and Tenneco
              Automotive, a Division of Tennessee Gas Pipeline Company,
              owns 1%.)
            Tenneco Automotive International Sales Corporation (Delaware)
            (In Dissolution)......................................................    100
            Tenneco Automotive Japan Ltd. (Japan).................................    100
        Monroe-Mexico S.A. de C.V. (Mexico).......................................   0.01
          (Monroe Auto Equipment Company owns 99.99% and Tennessee
          Gas Pipeline Company owns 0.01%)
        Mont Belvieu Land Company (Delaware)......................................    100
        New Tenn Company (Delaware)...............................................    100
        New Tennessee Gas Pipeline Company (Delaware).............................    100
        S. K. Petroleum Company (Delaware)........................................    100
        Sandbar Petroleum Company (Delaware)......................................    100
        Tenneco Alaska, Inc. (Alaska).............................................    100
        Tenneco-Altamont Corporation (Delaware)...................................    100
            Altamont Gas Transmission Company (Delaware Joint Venture)............  53.34
              (Tenneco-Altamont Corporation owns 53 1/3%; Amoco Altamont
              Company, an unaffiliated company, owns 33 1/3%; and
              Entech Altamont, Inc., an unaffiliated company, owns 13 1/3%.)
        Tenneco Argentina Corporation (Delaware)..................................    100
        Tenneco Baja Corporation (Delaware).......................................    100
        Tenneco China Trade Inc. (Delaware).......................................    100
        Tenneco Coal Company (Delaware)...........................................    100
        Tenneco Communications Corporation (Delaware).............................    100
        Tenneco Corporation (Delaware)............................................   94.3
          (Tennessee Gas Pipeline Company owns 100% of the Common Stock and Tenneco International Inc. owns 100% of the Second
          Preferred Stock)
            Autopartes Walker, S.A. DE C.V. (Mexico)..............................   0.02
              (Tennessee Gas Pipeline Company owns 99.92%; Tenneco Inc.
              owns 0.02%; Tenneco Corporation owns 0.02%; Tenneco
              International Inc. owns 0.02%; and Monroe Auto Equipment
              Company owns 0.02%)
            Channel Industries Gas Company (Delaware).............................    100
            Houston Oil and Minerals Explorations Company (Texas).................    100
            J I Case GmbH (Germany)...............................................  99.97
              (Tenneco Corporation owns 99.97%; and Atlas
              Bermoegensverwaltung, an unaffiliated company, owns 0.03%.)
                Case Bodenverdichtungsgerate Verwaltungs GmbH (Germany)...........    100
                    Case Bodenverdichtungsgerate GmbH & Co. K.G. (Germany)........      2
                      (Case Bodenverdichtungsgerate Verwaltungs GmbH owns
                      2%; and Tenneco Nederland B.V. owns 98%.)

                 TENNECO INC. AND SUBSIDIARIES AND AFFILIATES
                            As of December 31, 1993

Subsidiaries of Tenneco Inc. (continued)
    Subsidiaries of Tennessee Gas Pipeline Company (continued)
        Subsidiaries of Tenneco Corporation (continued)
            Subsidiaries of  J. I. Case GmbH (continued)

                Monroe Auto Equipment GmbH (Germany)...............................   100%
                Omni-Pac Ekco GmbH Verpackungsmittel (Germany).....................   100
                    PCA Embalajes Espana S.L. (Spain)..............................     1
                      (Omni-Pac Ekco GmbH Verpackungsmittel owns 1%; and PCA
                      Verpackungsmittel GmbH owns 99%.)
                Omni-Pac GmbH (Germany)............................................    99
                  (Tenneco International Inc. owns 1%; and J I Case GmbH owns 99%.)
                    Omni-Pac ApS (Denmark).........................................   100
                    Omni-Pac A.B. (Sweden).........................................   100
                    Omni-Pac S.A.R.L. (France).....................................     3
                      (Tenneco International Inc. owns 97%; and Omni-Pac GmbH
                      owns 3%.)
                Poclain GmbH (Germany) (non trading)...............................   100
                    Case Poclain GmbH & Co., K.G. (Germany)........................     2
                      (Poclain GmbH owns 2%; and Tenneco Nederland B.V. owns 98%.)
                Walker Deutschland GmbH (Germany)..................................    99
                  (J I Case GmbH owns 99%; and Tenneco Corporation owns 1%.)
            LHC Pipeline Company (Delaware)........................................   100
            Petro-Tex Chemical Corporation (Delaware)..............................   100
            SWL Security Corp. (Texas).............................................   100
            TGP Corporation (Delaware).............................................   100
            Tenneco Energy Resources Corporation (Delaware)........................   100
                Tenneco Gas Marketing Company (Kentucky)...........................   100
                    Creole Gas Pipeline Corporation (Louisiana)....................   100
                    EnTrade Engine Company (Kentucky)..............................   100
                    EnTrade Pipeline Company (Kentucky)............................   100
            Tenneco Espana S.A. (Spain)............................................   100
                Omni-Pac Embalajes S.A. (Spain)....................................   100
            Tenneco France Finance S.A. (France)...................................  0.04
              (Tenneco Inc. owns 99.80%; Tenneco International Inc. owns .04%;
              Tenneco International Holdings Limited owns .04%; Tenneco
              International Finance Limited owns .04%; Tenneco Corporation owns .04% and Tenneco United Kingdom Holdings Limited owns .04%.)
            Tenneco Gas Gathering Company (Delaware)...............................   100
            Tenneco Gas Trading Company (Delaware).................................   100
            Tenneco Independent Power I Company (Delaware).........................   100
            Tenneco Independent Power II Company (Delaware)........................   100
            Tenneco Insurance Ventures Inc. (Delaware).............................   100
            Tenneco Inc. (Nevada)..................................................   100
            Tenneco InterAmerica Inc. (Delaware)...................................   100
                Counce Limited Partnership (Texas Limited Partnership).............     5
                  (Tenneco InterAmerica Inc. owns 5%, as General Partner;
                  and Tenneco Credit Corporation owns 95%, as Limited Partner)
                    Counce Finance Corporation (Delaware)..........................   100

                 TENNECO INC. AND SUBSIDIARIES AND AFFILIATES
                            As of December 31, 1993

Subsidiaries of Tenneco Inc. (continued)
  Subsidiaries of Tennessee Gas Pipeline Company (continued)
    Subsidiaries of Tenneco Corporation (continued)
      Subsidiaries of Tenneco InterAmerica Inc. (continued)

        Newport News Shipbuilding and Dry Dock Company (Virginia)........   100%
          Asheville Industries Inc. (North Carolina).....................   100
          Greeneville Industries Inc. (Virginia).........................   100
          The James River Oyster Corporation (Virginia)..................   100
          Newport News Industrial Corporation (Virginia).................   100
            Newport News Industrial Corporation of Ohio (Ohio)...........   100
          Newport News Reactor Services, Inc. (Virginia).................   100
        Packaging Corporation of America (Delaware)......................   100
          A&E Plastics, Inc. (Delaware)..................................   100
          Alcan Ekco Packaging Limited (United Kingdom)..................    50
           (Packaging Corporation of America (UK) Limited owns
           50%; and British Alcan Aluminium Limited, an unaffiliated
           company, owns 50%.)
          Alupak A.G. (Switzerland)......................................   100
          American Cellulose Corporation (Delaware)......................    50
           (Packaging Corporation of America owns 50%; and Larry E.
           Homan, an unaffiliated individual, owns 50%.)
          The Corinth and Counce Railroad Company (Mississippi)..........   100
            Nekoosa Packaging MTW Railroad Corporation (Delaware)........   100
              Marinette, Tomahawk & Western Railroad Company
              (Wisconsin)................................................   100
            Nekoosa Packaging Valdosta Southern Railroad Corporation
             (Delaware)..................................................   100
              Valdosta Southern Railroad Company (Florida)...............   100
          Dahlonega Packaging Corporation (Delaware).....................   100
          Dixie Container Corporation (Virginia).........................   100
          Dixie Convoy Corporation (North Carolina)......................   100
          EKCO Products, Inc. (Illinois).................................   100
          E-Z Por Corporation (Delaware).................................   100
          PCA Box Company (Delaware).....................................   100
          PCA-Budafok (Kartongyar) Kft. (Hungary)........................    30
           (Packaging Corporation of America owns 30%, as managing
           partner; and Papiripari Vallalat, an unaffiliated company, owns 70%.)
          PCA Hydro, Inc. (Delaware).....................................   100
          PCA Tomahawk Corporation (Delaware)............................   100
          PCA Valdosta Corporation (Delaware)............................   100
          PCA Verpackungsmittel GmbH (Germany)...........................   100
            PCA Embalajes Espana S.L. (Spain)............................    99
             (PCA Verpackungsmittel GmbH owns 99%; and Omni-Pac Ekco
             GmbH Verpackungsmittel owns 1%.)
          PCA West Inc. (Delaware).......................................   100
            Coast-Packaging Company (California General Partnership).....    50
             (PCA West Inc. owns 50%, as General Partner; and J. G.
             Haddy Sales Company, an unaffiliated company, owns 50%,
             as General Partner.)
          Packaging Corporation of America (Nevada)......................   100
          Packaging Corporation of America (UK) Limited
           (United Kingdom)..............................................   100
            Polbeth Packaging Limited (Scotland).........................   100
              Brucefield Plastics Limited (Scotland).....................   100
              Polbeth Packaging (Corby) Limited (Scotland)...............   100

                 TENNECO INC. AND SUBSIDIARIES AND AFFILIATES
                            As of December 31, 1993

Subsidiaries of Tenneco Inc. (continued)
    Subsidiaries of Tennessee Gas Pipeline Company (continued)
        Subsidiaries of Tenneco Corporation (continued)
            Subsidiaries of Tenneco InterAmerica Inc. (continued)
                Subsidiaries of Packaging Corporation of America (continued)

                    Pressware International, Inc. (Delaware).........................   100%
                    Revere Foil Containers, Inc. (Delaware)..........................   100
                    798795 Ontario Limited (Ontario).................................   100
                        PCA Canada Inc. (Ontario)....................................   100
            Tenneco Minerals Company - California (Delaware).........................   100
            Tenneco Minerals Company - Nevada (Delaware).............................   100
            Tenneco OCS Company, Inc. (Delaware).....................................   100
            Tenneco Oil Company (Delaware)...........................................   100
            Tenneco Polymers, Inc. (Delaware)........................................   100
                Tenneco Eastern Realty, Inc. (New Jersey)............................   100
            Tenneco Power Generation Company (Delaware)..............................   100
                West Campus Cogeneration Company (Delaware)..........................   100
            Tenneco Synfuels Company (Delaware)......................................   100
            Tennessee Overthrust Gas Company (Delaware)..............................   100
            Tenngasco Gas Supply Company (Delaware)..................................   100
                HT Gathering Company (Texas).........................................    50
                  (Tenngasco Gas Supply Company owns 50% of the issued and
                  outstanding Class A Voting Stock and 20% of the Class B
                  Nonvoting Stock, 29% of total equity; and Houston Pipe Line
                  Company, an unaffiliated company, owns 50% of the issued
                  and outstanding Class A Voting Stock and 80% of the Class B
                  Nonvoting Stock, 71% of total equity. The voting stock is
                  split 50%-50%.)
                Oasis Pipe Line Company (Delaware)...................................    30
                  (Tenngasco Gas Supply Company owns 100% of the issued and
                  outstanding Series B Preference Stock and 30% of the
                  Common Stock, 30% of total equity; Dow Chemical Company, an unaffiliated company, owns 100% of the issued and outstanding
                  Series A Preference Stock and 45% of the Common Stock, 45% of
                  total equity; and Houston Pipe Line Company, an unaffiliated company, owns 100% of the issued and outstanding Series C
                  Preference Stock and 25% of the Common Stock, 25% of
                  total equity.)
            Tenngasco Marketing Corporation (Delaware)...............................   100
            Walker Deutschland GmbH (Germany)........................................     1
              (Tenneco Corporation owns 1%; and J I Case GmbH owns 99%.)
        Tenneco Delta XII Gas Co., Inc. (Delaware)...................................   100
        Tenneco Energy Ltd. (Canada).................................................   100
        Tenneco Foreign Sales Corporation (U.S. Virgin Islands)......................   100
        Tenneco Gas Canada, Ltd. (Ontario)...........................................   100
        Tenneco Gas Inc. (Delaware)..................................................   100
            Tenneco Gas Transportation Company (Delaware)............................   100
        Tenneco Gas International Inc. (Delaware)....................................   100
        Tenneco Gas Louisiana Inc. (Delaware)........................................   100
            Martin Exploration Company (Delaware)....................................   100
        Tenneco Gas Processing Company (Delaware)....................................   100
        Tenneco Gas Production Corporation (Delaware)................................   100
        Tenneco Gas Properties Inc. (Delaware).......................................   100
        Tenneco Gas Services, Inc. (Delaware)........................................   100
        Tenneco Gas Supply Corporation (Delaware)....................................   100
        Tenneco Heavy Duty Brake, Ltd. (Ontario).....................................   100

                 TENNECO INC. AND SUBSIDIARIES AND AFFILIATES
                            As of December 31, 1993

Subsidiaries of Tenneco Inc. (continued)
    Subsidiaries of Tennessee Gas Pipeline Company (continued)

        Tenneco International Inc. (Delaware)....................................   100%
            Autopartes Walker, S.A. DE C.V. (Mexico).............................  0.02
              (Tennessee Gas Pipeline Company owns 99.92%; Tenneco Inc.
              owns 0.02%; Tenneco Corporation owns 0.02%; Tenneco
              International Inc. owns 0.02%; and Monroe Auto Equipment
              company owns 0.02%)
            Case Poclain S.A. (France)...........................................  14.6
              (Tenneco Inc. owns 83.26%; Tenneco International Inc.
              owns 15.51%; and 1.23% is publicly owned. The
              subsidiaries of Case Poclain S. A. are listed on page
              1 hereof)
            J I Case (Australia) Pty., Limited (Australia)....................... 99.99
              (Tenneco International Inc. owns 99.99%; and an
              unaffiliated nominee owns 0.01%)
                Case Tractors & Equipment (NZ) Limited (New Zealand).............   100
                J I Case Credit Corporation of Australia Pty. Ltd.
                (Australia)......................................................   100
            J. I. Case do Brasil & Cia (Brazilian General Partnership)...........  4.16
              (Case Corporation owns 7.98%, as General Partner; Tenneco
              Canada Inc. owns 87.86%, as General Partner; and Tenneco
              International Inc. owns 4.16%, as General Partner. The
              subsidiaries of J. I. Case do Brasil & Cia are listed on
              page 1 hereof.)
            J I Case S.A. (Spain)................................................   100
            Monroe Australia Pty. Limited (Australia)............................   100
                Walker Australia Pty. Limited (Australia)........................   100
                Wylie Superannuation Pty. Ltd. (Australia).......................   100
            Omni-Pac GmbH (Germany)..............................................     1
              (Tenneco International Inc. owns 1%; and J I Case GmbH
              owns 99%. The subsidiaries of Omni-Pac GmbH are listed
              on page 6 hereof.)
                Omni-Pac ApS (Denmark)...........................................   100
                Omni-Pac A.B. (Sweden)...........................................   100
                Omni-Pac S.A.R.L. (France).......................................     3
                  (Omni-Pac GmbH owns 3%; and Tenneco International Inc.
                  owns 97%.)
            Omni-Pac S.A.R.L. (France)...........................................    97
              (Tenneco International Inc. owns 97%; and Omni-Pac GmbH
              owns 3%.)
            Poclain do Brasil S.A. (Brazil)...................................... 99.71
              (Tenneco International Inc. owns 99.71% of Common Stock;
              and J. I. Case do Brasil & Cia owns 0.29% of Common Stock
              and 100% of the Preferred Stock. The subsidiaries of
              Poclain do Brasil S. A. are listed on pages 1-2 hereof.)
            S. A. Tenneco Belgium (J I Case-Monroe-Petro-Tex) N.V.
            (Belgium)............................................................   100
                Borusan Amortisor Imalat Ve Ticaret A.S. (Turkey)................    50
                  (S. A. Tenneco Belgium (J I Case-Monroe-Petro-Tex)
                  N.V. owns 16.7%; Borusan Holding AS, an unaffiliated
                  company, owns 83.03%; and various unaffiliated
                  individual stockholders own 0.3%.)
                International Harvester Company of Belgium N.V. (Belgium)........   100
                Monroe Europe Coordination Center N.V. (Belgium).................  99.9
                  (S A Tenneco Belgium (J I Case-Monroe-Petro-Tex) N.V.
                  owns 99.9%; and Monroe Auto Equipement France, S.A.
                  owns 0.1%.)
                Monroe Packaging N.V. (Belgium)..................................  99.9
                  (S A Tenneco Belgium (J I Case-Monroe-Petro-Tex) N.V.
                  owns 99.9%; and Monroe Auto Equipement France, S.A.
                  owns 0.1%.)
            Tenneco Automotive Trading Company (Delaware)........................   100
            Tenneco Corporation (Delaware).......................................   5.7
              (Tenneco International Inc. owns 100% of the Second
              Preferred Stock of Tennessee Gas Pipeline Company and owns
              100% of the Common Stock. The Subsidiaries of Tenneco
              Corporation are listed beginning on page 5 hereof.)

                 TENNECO INC. AND SUBSIDIARIES AND AFFILIATES
                            As of December 31, 1993

Subsidiaries of Tenneco Inc. (continued)
    Subsidiaries of Tennessee Gas Pipeline Company (continued)
        Subsidiaries of Tenneco International Inc. (continued)

            Tenneco France Finance S.A. (France)....................................   0.04%
              (Tenneco Inc. owns 99.80%; Tenneco International Inc. owns
              .04%; Tenneco International Holdings Limited owns .04%;
              Tenneco International Finance Limited owns .04%; Tenneco
              Corporation owns .04% and Tenneco United Kingdom Holdings
              Limited owns .04%.)
            Tenneco Holdings B.V. (Netherlands).....................................    100
            Tenneco Holdings Danmark A/S (Denmark)..................................    100
                J I Case A/S (Denmark)..............................................    100
                Walker Danmark A/S (Denmark)........................................    100
                Walker Inapal Escapes S.A. (Portugal)...............................     95
                  (Tenneco Holdings Danmark A/S owns 90%; Inapal, Industria
                  Nacional de Acessorios Para Automoveis, SA owns 9.99%;
                  and Walker Danmark A/S owns 0.01%.)
            Tenneco Nederland B.V. (Netherlands)....................................    100
                Case Poclain GmbH & Co., K.G. (Germany).............................     98
                  (Poclain GmbH owns 2%; and Tenneco Nederland B.V.
                  owns 98%.)
                Case Bodenverdichtungsgerate GmbH & Co. K.G. (Germany)..............     98
                  (Case Bodenverdichtungsgerate Verwaltungs GmbH owns 2%;
                  and Tenneco Nederland B.V. owns 98%.)
            Tenneco Norge Inc. (Delaware)...........................................    100
            Tenneco Offshore Netherlands Company (Delaware).........................    100
            Tenneco United Kingdom Holdings Limited (Delaware)......................    100
                International Harvester Company of Great Britain Limited
                (United Kingdom)....................................................    100
                J.I. Case Europe Limited (United Kingdom)...........................  99.03
                  (Tenneco United Kingdom Holdings Limited owns 99.03% of
                  Common Stock; and Tenneco International Holdings Limited
                  owns 0.97% of Common Stock.)
                    Case Credit Limited (United Kingdom)............................    100
                Omni-Pac U.K. Limited (United Kingdom)..............................    100
                    Leconfield Packaging Limited (United Kingdom)...................    100
                Tenneco Europe Limited (Delaware)...................................    100
                    Tenneco Asia Limited (United Kingdom)...........................    100
                Tenneco France Finance SA (France)..................................   0.04
                  (Tenneco Inc. owns 99.80%; Tenneco International Inc. owns
                  .04%; Tenneco International Holdings Limited owns .04%;
                  Tenneco International Finance Limited owns .04%; Tenneco
                  Corporation owns .04% and Tenneco United Kingdom
                  Holdings Limited owns .04%.)
                Tenneco International Finance Limited (United Kingdom)..............    100
                    Case Credits Limited (United Kingdom)...........................    100
                    Tenneco France Finance S.A. (France)............................   0.04
                      (Tenneco Inc. owns 99.80%; Tenneco International
                      Inc. owns .04%; Tenneco International Holdings
                      Limited owns .04%; Tenneco International Finance
                      Limited owns .04%; Tenneco Corporation owns .04%
                      and Tenneco United Kingdom Holdings Limited
                      owns .04%.)
                    Tenneco International Finance B.V. (Netherlands)................    100
                Tenneco International Holdings Limited (United Kingdom).............    100
                    Albright & Wilson Limited (United Kingdom)......................    100
                        Albright & Wilson A.B. (Sweden).............................    100
                        Albright & Wilson A/S (Norway)..............................    100

                 TENNECO INC. AND SUBSIDIARIES AND AFFILIATES
                            As of December 31, 1993

Subsidiaries of Tenneco Inc. (continued)
    Subsidiaries of Tennessee Gas Pipeline Company (continued)
        Subsidiaries of Tenneco International Inc. (continued)
            Subsidiaries of Tenneco International Holdings Limited (continued)
                Subsidiaries of Albright & Wilson Limited (continued)

                    Albright & Wilson Asia (H.K.) Limited (Hong Kong)..................   100%
                    Albright & Wilson Asia Pacific Pte. Ltd. (Singapore)...............   100
                    Albright & Wilson Asia Taiwan Limited (Taiwan).....................    75
                      (Albright & Wilson Limited owns 75%; and Mr. Robert Peck,
                      an unaffiliated individual, owns 25%.)
                    Albright & Wilson Asia Trading (Malaysia) Sdn Bhd (Malaysia).......   100
                    Albright & Wilson ESP Trustees Ltd. (United Kingdom)...............   100
                    Albright & Wilson Chemicals (Pty), Limited (Australia).............   100
                        Albright & Wilson (Australia) Limited (Australia)..............    50
                          (Albright & Wilson Chemicals (Pty), Limited owns 50%;
                          and Salim Oleochemicals (SEA) Pty Ltd., an
                          unaffiliated company, owns 50%.)
                            Albright & Wilson New Zealand Limited (New Zealand)........   100
                        Albright & Wilson Specialities Pty. Ltd. (Australia)...........   100
                    Albright & Wilson Denmark A/S (Denmark)............................   100
                    Albright & Wilson Lavera S.A.R.L. (France).........................   100
                    Albright & Wilson Lojingki Sdn Bhd (Malaysia)......................    50
                      (Albright & Wilson Limited owns 50%; and Lojingki
                      Holdings Sdn Bhd, an unaffiliated company, owns 50%)
                    Albright & Wilson (Malaysia) Sdn Bhd (Malaysia)....................   100
                    Albright & Wilson (Marchon) Pte. Limited (Singapore)...............   100
                    Albright & Wilson Oils Sdn Bhd (Malaysia)..........................   100
                    Albright & Wilson Overseas Ltd. (United Kingdom)...................   100
                        Albright & Wilson B. V. (Netherlands)..........................   100
                        Albright & Wilson S.r.l. (Italy)...............................   100
                          (Albright & Wilson S.r.l. owns 95%; and F. Raimondi,
                          an unaffiliated individual owns 5%)
                            Albright & Wilson Castiglione S.r.l. (Italy)...............   100
                            Albright & Wilson Espana S.A. (Spain)......................   100
                            Albright & Wilson Patrica S.r.l. (Italy)...................   100
                            Albright & Wilson Saint Mihiel S.A. (France)...............   100
                            Bush Boake Allen Italia SpA (Italy)........................    50
                              (Albright & Wilson S.r.l. owns 50%; and Bush
                              Boake Allen Ltd., an unaffiliated company,
                              owns 50%)
                            Marchon Hellas Limited (Greece)............................    95
                              (Albright & Wilson S.r.l. owns 95%; and F.
                              Raimondi, an unaffiliated individual owns 5%)
                        Polyphosphates, Inc. (Philippines).............................    40
                          (Albright & Wilson Overseas Ltd. owns 40%; and Chemical
                          Industries of the Philippines Inc., an unaffiliated company, owns 60%.)
                    Albright & Wilson Produtos Quimicos Ltda. (Brazil).................   100
                    Albright Dentifrice Phosphates Sdn Bhd (Malaysia)..................   100
                    Albright, Morarji and Pandit Limited (India).......................  39.9
                      (Albright & Wilson Limited owns 39.9%; and various
                      unaffiliated stockholders own 60.1%.)
                    Dai-Ichi Albright Kabushiki Kaisha (Japan).........................   100

                 TENNECO INC. AND SUBSIDIARIES AND AFFILIATES
                            As of December 31, 1993

Subsidiaries of Tenneco Inc. (continued)
    Subsidiaries of Tennessee Gas Pipeline Company (continued)
        Subsidiaries of Tenneco International Inc. (continued)
            Subsidiaries of Tenneco United Kingdom Holdings Limited (continued)
                Subsidiaries of Tenneco International Holdings Limited (continued)
                    Subsidiaries of Albright & Wilson Limited (continued)

                        P. T. Albright & Wilson Manyar (Indonesia).....................    50%
                          (Albright & Wilson Limited owns 50%; and various
                          unaffiliated groups own 50%.)
                        Proban Ltd. (United Kingdom)...................................   100
                        Specialty Phosphates (Malaysia) Sdn Bhd (Malaysia).............    51
                          (Albright & Wilson Limited owns 51%, and Omichi Seiyaku
                          Company KK, an unaffiliated company, owns 49%.)
                        Tenneco Canada Inc. (Ontario).................................. 48.72
                          (Albright & Wilson Limited owns 100% of the Class A Stock,
                          48.72% of total equity; and Case Corporation owns 100% of
                          the issued and outstanding Common Stock, 51.28% of total
                          equity. The subsidiaries of Tenneco Canada Inc. are listed on page 2 hereof.)
                        Tenneco Malros Ltd. (United Kingdom)...........................   100
                        Tenneco Organics Ltd. (United Kingdom).........................   100
                    Case Poclain Limited (United Kingdom)..............................   100
                    David Brown Tractors Limited (United Kingdom)......................   100
                        David Brown Tractors (Belfast) Ltd. (United Kingdom)...........   100
                        David Brown Tractors (Ireland) Limited (Ireland)...............   100
                        David Brown Tractors (Retail) Ltd. (United Kingdom)............   100
                            A. M. Exports Limited (United Kingdom).....................   100
                            Poclain Limited (United Kingdom)...........................   100
                        Tractorwork Limited (United Kingdom)...........................   100
                    J I Case Company Limited (United Kingdom)..........................   100
                    Tenneco France Finance S.A. (France)...............................  0.04
                      (Tenneco Inc. owns 99.80%; Tenneco International Inc. owns
                      .04%; Tenneco International Holdings Limited owns .04%;
                      Tenneco International Finance Limited owns .04%; Tenneco
                      Corporation owns .04% and Tenneco United Kingdom Holdings
                      Limited owns .04%.)
                    Tenneco - Walker (U.K.) Limited (United Kingdom)...................   100
                    Tenneco West Limited (United Kingdom)..............................   100
                    Walker UK Ltd. (United Kingdom)....................................   100
                        J. W. Hartley (Motor Trade) Limited (United Kingdom)...........   100
                        Thompson and Stammers (Dunmow) Number 5 Limited (United
                        Kingdom).......................................................   100
            Universaltrac Beteiligungs GmbH (Germany)..................................   100
            Walker Europe, Inc. (Delaware).............................................   100
            Walker France S.A. (France)................................................   100
            Walker Norge A/S (Norway)..................................................   100
            Walker Sverige A.B. (Sweden)...............................................   100
                J I Case Sweden A.B. (Sweden)..........................................   100
                Sara Gretes Cafeteria A.B. (Sweden)....................................    50
                  (Walker Sverige A.B. owns 50%; Ljungby Kommun, an unaffiliated individual, owns 50%.)
                Walker Nord A.B. (Sweden)..............................................   100

                 TENNECO INC. AND SUBSIDIARIES AND AFFILIATES
                            As of December 31, 1993

Subsidiaries of Tenneco Inc. (continued)
    Subsidiaries of Tennessee Gas Pipeline Company (continued)

        Tenneco International Marketing & Sourcing, Inc. (Delaware)............   100%
        Tenneco Liquids Corporation (Delaware).................................   100
        Tenneco LNG Inc. (Delaware)............................................   100
        Tenneco MTBE, Inc. (Delaware)..........................................   100
        Tenneco Pittsfield Corporation (Delaware)..............................   100
        Tenneco Portland Corporation (Delaware)................................   100
        Tenneco Realty, Inc. (Delaware)........................................   100
            TRI Realty, Inc. (Texas)...........................................   100
            Tennchase, Inc. (Texas)............................................   100
        Tenneco Shale Oil Company (Delaware)...................................   100
        Tenneco SNG Inc. (Delaware)............................................   100
        Tenneco Trinidad LNG, Inc. (Delaware)..................................   100
        Tenneco Ventures Corporation (Delaware)................................   100
        TennEcon Services, Inc. (Delaware).....................................   100
        Tennessee Gas Marketing Company (Delaware).............................   100
        Tennessee Gas Transmission Company (Delaware)..........................   100
        Tennessee/New England Pipeline Company (Delaware)......................   100
        Tennessee Ozark Gas Company (Delaware).................................   100
        Tennessee Storage Company (Delaware)...................................   100
        Tennessee Trailblazer Gas Company (Delaware)...........................   100
        Ten Ten Parking Garage Inc. (Delaware).................................   100
        The Fontanelle Corporation (Louisiana).................................   100
            The F and E Oyster Partnership (Louisiana Partnership).............    64
              (The Fontanelle Corporation owns 64%, as General Partner;
              and Expedite Oyster, Inc., an unaffiliated company, owns
              36% as General Partner.)
        The LaChute Corporation (Louisiana)....................................   100
        Walker Electronic Mufflers, Inc. (Delaware)............................   100
        Walker Manufacturing Company (Delaware)................................   100

                                       13